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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) FEBRUARY 3, 2005

                               US DATAWORKS, INC.
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             (Exact name of registrant as specified in its charter)

                Nevada                   001-15835             84-1290152
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    (State or other jurisdiction       (Commission        (I.R.S. Employer
          of incorporation)            File Number)       Identification No.)

       5301 Hollister Road, Suite 250 Houston, TX                77040
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        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (713) 934-3855


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 3, 2005, US Dataworks, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information contained in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99.1 Press Release of US Dataworks, Inc. dated February 3, 2005 reporting fiscal 2005 third quarter results.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        US DATAWORKS, INC.

Date   February 3, 2005

                                                        /s/ JOHN S. REILAND
                                                        -----------------------
                                                        John S. Reiland
                                                        Chief Financial Officer